                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Lincoln National Income Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                       LINCOLN NATIONAL INCOME FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders of LINCOLN NATIONAL INCOME FUND, INC. (the "Fund") will be held at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois 60605 on Friday, May 19, 1995 at 10:00 A.M. CDT, for the following purposes.

  1. To elect nine directors.

  2. To ratify or reject the selection of Coopers & Lybrand as independent auditors for the fiscal year ending December 31, 1995.

  3. To transact such other business as may properly come before the meeting or any adjournments.

  Stockholders of record at the close of business on March 31, 1995 are entitled to vote at the meeting.

                                          By order of the Board of Directors,

                                          LOGO
                                          C. Suzanne Womack
                                          Secretary

April 19, 1995

                             YOUR VOTE IS IMPORTANT

  TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                       LINCOLN NATIONAL INCOME FUND, INC.
                             200 EAST BERRY STREET
                           FORT WAYNE, INDIANA 46802

                                PROXY STATEMENT

           For Annual Meeting of Stockholders to be held May 19, 1995

  The Board of Directors of Lincoln National Income Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders to be held on May 19, 1995 at 10:00 A.M. CDT, at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois 60605, or at any adjournment of that meeting. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A STOCKHOLDER UPON REQUEST MADE TO MR. SCOTT SCHILLING, 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, 1-800-454-6265.

  A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting, but if not so revoked the shares represented by such proxy will be voted according to the instruction on the proxy card. Pursuant to Maryland law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes against a particular matter. On the other hand, broker non-votes, if any, while counted for quorum purposes, are not deemed to be present for any matter for which a broker does not have authority to vote. Accordingly, broker non-votes will not have an effect on the outcome of the matters to be considered at the meeting.

  Stockholders of record at the close of business on March 31, 1995 will be entitled to vote at the meeting or any adjournment thereof. On that date, the Fund had 6,832,195 shares of Common Stock and 40,000 shares of Variable Term Preferred Stock ("Preferred Stock") outstanding and entitled to vote. Each share of Common Stock and Preferred Stock will be entitled to one vote at the meeting.

  This proxy statement and accompanying proxy card are being mailed on or about April 19, 1995. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of Lincoln National Investment Management Company, the Fund's investment advisor (the "Advisor"), and/or employees of the Fund's stock transfer agent, The First National Bank of Boston. In addition, the Board of Directors of the Fund has authorized management to retain Corporate Investors Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this meeting. This cost, including specified expenses, is not expected to exceed $6,000 and will be borne by the Fund. Any other expenses of solicitation will also be borne by the Fund, except for the services provided by the Advisor's employees which will be borne by the Advisor.

                         BENEFICIAL OWNERSHIP OF SHARES

  The Fund has received information indicating that as of December 31, 1994, Deep Discount Advisors, One West Park Square, Suite 777, Asheville, North Carolina 28801, beneficially owned 986,216 shares of the Fund's Common Stock, representing approximately 14.5% of the outstanding shares as of that date. Information concerning the beneficial ownership of shares by the Fund's directors and officers is set forth under "ELECTION OF DIRECTORS."

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

  At the Annual Meeting, nine directors will be elected to hold office until their successors are elected and qualified. Pursuant to the Fund's Articles of Incorporation, seven of the directors will be elected by the holders of the outstanding shares of the Common Stock and Preferred Stock, voting as a single class. Two directors will be elected by the holders of the shares of Preferred Stock.

  Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the nominees for directors listed below.

  Each of the nominees is currently a director of the Fund with the exception of Ms. Warner. Mr. Boscia has asked that he not be renominated as a director at the next Annual Meeting, and Ms. Warner has been nominated to fill the resulting vacancy. Each of the nominees has consented to be a nominee and to serve as a director if elected.

  In the event that any of the nominees should become unavailable for election as a director, the persons named in the accompanying form of proxy intend to vote for such substitute to become a director as the Board of Directors may select.

          NAME, AGE, POSITION WITH THE FUND,             SHARES OF COMMON STOCK
          BUSINESS EXPERIENCE DURING THE PAST            BENEFICIALLY OWNED AT
             FIVE YEARS AND DIRECTORSHIPS                  JANUARY 30, 1995*
          -----------------------------------            ----------------------
DIRECTORS TO BE ELECTED BY HOLDERS OF COMMON STOCK AND
 PREFERRED STOCK
ADELA CEPEDA (36), Director (since 1992) of the Fund;               933
 Managing Director and co-founder of Abacus Financial
 Group, Inc. (since July 1991); Vice President of Smith
 Barney, Harris Upham & Co. Incorporated (July 1980-
 June 1991); Director and Vice President of Harvard
 Club of Chicago (since 1986); Commissioner of Chicago
 Public Building Commission (since March 1992); Trustee
 and Treasurer of Latino Institute (since 1988); Direc-
 tor of Lincoln National Convertible Securities Fund,
 Inc., Lincoln Advisor Funds, Inc., National Society of
 Hispanic MBAs, Chicago Chapter, and National Associa-
 tion of Securities Professionals.
ROGER J. DESHAIES (45), Director (since 1992) of the              2,228
 Fund; Senior Vice President--Finance (1990-present) of
 Parkview Memorial Hospital, Fort Wayne, Indiana; Pres-
 ident and Chairman of Hospital Laundry Services, Inc.
 (since 1993); Director of Signature Care, Inc. (since
 1992); Director and Treasurer of Pine Valley Country
 Club (since 1993); Director of Lincoln National Con-
 vertible Securities Fund, Inc. and Lincoln Advisor
 Funds, Inc.
CHARLES G. FREUND (71), Director (since 1972) of the             24,433
 Fund; Chairman Emeritus of the Board of Directors,
 Success National Bank at Lincolnshire (since 1991);
 Chairman of the Board (July 1987-April 1989 and since
 July 1989) (previously, Chairman of the Executive Com-
 mittee (July 1987-July 1989)) of First National Bank
 of Lincolnshire; Director of Lincoln National Convert-
 ible Securities Fund, Inc., Lincoln Advisor Funds,
 Inc. and Mathers Fund, Inc.

          NAME, AGE, POSITION WITH THE FUND,             SHARES OF COMMON STOCK
          BUSINESS EXPERIENCE DURING THE PAST            BENEFICIALLY OWNED AT
             FIVE YEARS AND DIRECTORSHIPS                  JANUARY 30, 1995*
          -----------------------------------            ----------------------
H. THOMAS McMEEKIN** (41), President (since May 1994)             2,024
 and Director (since 1990) of the Fund; Executive Vice
 President (since May 1994), prior thereto Senior Vice
 President (November 1992-May 1994) of Lincoln National
 Corporation; President (since May 1994), prior thereto
 Executive Vice President (February 1992-November
 1992), and Director (since May 1991) of Lincoln Na-
 tional Investment Management Company; President (since
 May 1994) and Director (since 1990) of Lincoln Na-
 tional Convertible Securities Fund, Inc.; President
 and Chief Executive Officer (since June 1994) and Di-
 rector (since June 1992) of Lincoln National Mezzanine
 Corporation; Vice President (January 1990-November
 1992) and Director (since November 1994) of The Lin-
 coln National Life Insurance Company; Director of Del-
 aware Management Holdings, Inc., EMPHESYS Financial
 Group, Inc., Lincoln Advisor Funds, Inc., Lynch & May-
 er, Inc. and Vantage Global Advisors, Inc.
DANIEL R. TOLL (67), Director (since 1976) of the Fund;           4,685
 Corporate Director and Advisor; Director of Brown
 Group Inc., A.P. Green Industries, Inc., Mallinckrodt
 Group, Inc., Lincoln National Convertible Securities
 Fund, Inc., Kemper Corporation, Kemper National Insur-
 ance Company and NICOR Inc.
FRED J. YOUNG (80), Director (since 1979) of the Fund;           18,000
 author, lecturer and investor; Director of Lincoln Na-
 tional Convertible Securities Fund, Inc.; President of
 United Wealth Watchers of America.
ANN L. WARNER** (43), Vice President (since 1988) of                  0
 the Fund; Senior Vice President and Director of Port-
 folio Management (since May 1994), prior thereto Vice
 President and Portfolio Manager (March 1991-May 1994),
 prior thereto Portfolio Manager (June 1985-March 1991)
 of Lincoln National Investment Management Company.
DIRECTORS TO BE ELECTED BY HOLDERS OF PREFERRED STOCK
RICHARD M. BURRIDGE (65), Director (since 1972) of the           13,783
 Fund; President (since March 1986) of The Burridge
 Group, Inc. (investment management); Director of Com-
 puter Access International, Cincinnati Financial Cor-
 poration, Lincoln National Convertible Securities
 Fund, Inc., Lincoln Advisor Funds, Inc. and St. Joseph
 Light and Power Company; Chairman of the Board of Fort
 Dearborn Income Securities, Inc.
THOMAS N. MATHERS (80), Director (since 1973) of the              3,333
 Fund; Vice President and Director of OFC Meadowood Re-
 tirement Community (since 1989); Vice Chairman (Octo-
 ber 1986-January 1991) and Director (January 1965-Jan-
 uary 1991) of Mathers Fund, Inc.; Vice Chairman (Octo-
 ber 1986-January 1991) of Mathers and Company, Inc.
 (investment counselors); Director of Lincoln National
 Convertible Securities Fund, Inc.; Trustee of Beloit
 College (since 1978)

- --------
   * Each director has sole voting and investment authority over the shares shown, except as otherwise indicated below. The shares listed for Ms. Cepeda include 400 shares held in trust. The shares listed for

   Mr. Freund include 988 shares held by his wife. The shares listed for Mr. McMeekin include 304 shares held in trust. The shares listed for Mr. Young include 10,000 shares held in trust. No director owns any shares of Preferred Stock.
  ** These directors are "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Mr. McMeekin is an executive officer of Lincoln National Corporation, of which the Advisor is a wholly-owned subsidiary, and Ms. Warner is an executive officer of the Advisor.

  As of January 30, 1995, the directors and officers of the Fund as a group (14 persons) beneficially owned 74,059 shares, representing approximately 1.1% of the shares of Common Stock outstanding.

  The members of the nominating and audit committees consist of all directors except those who may be deemed to be "interested persons" as indicated above. The nominating committee recommends nominees for directors and officers for consideration by the full Board. The nominating committee does not solicit suggestions for nominees for the Board of Directors, but suggestions accompanied by biographical data will be considered if sent to the Secretary of the Fund. The audit committee makes recommendations to the full Board with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Board of Directors met seven times, the Nominating Committee met twice and the Audit Committee met twice during the year ended December 31, 1994.

  During the year ended December 31, 1994, all of the directors attended 75% or more of the aggregate meetings of the Board of Directors and the board committees of which such directors were members and were eligible to attend with the exception of Mr. Boscia who was unable to attend two meetings during the year.

  The executive officers of the Fund, other than as shown above, are: David A. Berry (50), Vice President since 1992; David G. Humes (39), Vice President since 1993 and Controller since 1993; and Steve Brody (45), Treasurer since 1995. Mr. Berry has been a Vice President of the Advisor since January 1987. Mr. Humes has been Director of Regulated Investment Companies since August 1993. Prior thereto, he was Director of Strategic Planning and Auditing for the Annuities Division of The Lincoln National Life Insurance Company (1986-August
1993). Mr. Brody has been a Senior Vice President of the Advisor since August 1989. Since June 1994, he has been Senior Vice President and Director of Private Placements and Credit Research of the Advisor. The executive officers of the Fund are elected annually by the Board of Directors.

COMPENSATION OF DIRECTORS

  The Fund pays directors' fees to those directors who are not affiliated with the Advisor at the rate of $8,000 per year and a $500 fee for attendance at each Board meeting and reimburses directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its directors and officers.

  The following table shows compensation for the independent directors for the year ended December 31, 1994:

                                                        YEAR ENDED
                                                     DECEMBER 31, 1994
                                           -------------------------------------
                                                             TOTAL COMPENSATION
                                              AGGREGATE      FROM FUND AND FUND
                                             COMPENSATION         COMPLEX
   NAME                                    FROM THE FUND(1) PAID TO DIRECTORS(2)
   ----                                    ---------------- --------------------
   Adela Cepeda...........................     $11,500            $30,000
   Roger J. DeShaies......................      11,500             30,000
   Charles G. Freund......................      11,500             30,000
   Daniel R. Toll.........................      11,500             22,000
   Fred J. Young..........................      11,500             22,000
   Richard M. Burridge....................      11,500             30,000
   Thomas N. Mathers......................      11,500             22,000

- --------
(1) Includes the director's fee of $8,000 per year and a $500 fee for attendance at each Board Meeting.
(2) Each of the independent directors are also directors of Lincoln National Convertible Securities Fund, Inc. and Lincoln Advisor Funds, Inc., an "open-end" management investment company, with the exception of Messrs. Toll, Young and Mathers in the case of Lincoln Advisor Funds, Inc. This information represents the aggregate directors fees paid to the individual by the Fund and each of the other funds.

                       SELECTION OF INDEPENDENT AUDITORS

                                (PROPOSAL NO. 2)

  The Board of Directors by the unanimous vote of the directors (including those directors who are not "interested persons") has selected Coopers & Lybrand as auditors for the Fund for the fiscal year ending December 31, 1995, and the stockholders are asked to ratify this selection. Coopers & Lybrand has served as independent auditors of the Fund since 1993.

  A representative of Coopers & Lybrand will attend the annual meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

  Required Approval. The affirmative vote of a majority of the shares present, in person or by proxy, at the meeting is required for ratification.

                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                           "FOR" THIS PROPOSAL NO. 2

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  The Fund's executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission of the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal 1994 the filing requirements applicable to its executive officers, directors and 10% holders were met with the exception of certain filings by Messrs. Burridge, Freund, Mathers, Toll and Young. In each case, although these directors made the requisite filings with respect to the Fund's rights offering in July 1994, they were not made on a timely basis.

                         DATE FOR STOCKHOLDER PROPOSALS

  Any stockholder proposals intended to be presented at the next annual meeting and be included in the proxy statement and proxy must be in proper form and must be received on or before December 21, 1995. All such proposals should be sent to the Secretary of the Fund, 200 East Berry Street, Fort Wayne, Indiana 46802. The inclusion of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matter or business that may be brought before the meeting. However, if any such matter or business properly comes before the meeting, it is intended that the persons named as proxies in the enclosed proxy card will vote in accordance with their best judgment.

                                          LOGO
                                          C. Suzanne Womack
                                          Secretary

Dated: April 19, 1995

             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

P R O X Y

                      LINCOLN NATIONAL INCOME FUND, INC.

             Proxy solicited on behalf of the Board of Directors

                                 COMMON STOCK

     The undersigned, hereby acknowledges receipt of the Proxy Statement and appoints Ann L. Warner, H. Thomas McMeekin and C. Suzanne Womack and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held Friday, May 19, 1995, and to vote all the Fund's common stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

     This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2, and in their discretion, the Proxies may vote upon any other business that properly comes before the meeting.

     If your address differs from that appearing hereon, please advise The
First National Bank of Boston, Investor Relations, Mail Stop: 45-02-09, P.O. Box 644, Boston, MA 02102, of your correct address.


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.


                                                                | SEE REVERSE |
                                                                |    SIDE     |



[X] Please mark votes as in this example.

1. ELECTION OF DIRECTORS.

   Nominees: A. Cepeda, R. Deshaies, C. Freund,
   T. McMeekin, D. Toll, A. Warner, F. Young

       FOR       WITHHELD
       ALL       FROM ALL
     NOMINEES    NOMINEES
       [_]         [_]

[_]
- --------------------------------------------------------------------------------
For all nominees except as noted above


The Board of Directors recommends a vote FOR the following proposal:

2. RATIFICATION OF THE          FOR        AGAINST         ABSTAIN
   SELECTION OF AUDITORS.       [_]          [_]             [_]

             MARK HERE               MARK HERE
             FOR ADDRESS             IF YOU PLAN
             CHANGE AND              TO ATTEND
             NOTE AT LEFT  [_]       THE MEETING  [_]

IMPORTANT: Please sign exactly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.


- --------------------------------------------------------------------------------
Signature:                                                      Date


- --------------------------------------------------------------------------------
Signature:                                                      Date

P R O X Y

                      LINCOLN NATIONAL INCOME FUND, INC.

             Proxy solicited on behalf of the Board of Directors

                         VARIABLE TERM PREFERRED STOCK

     The undersigned, hereby acknowledges receipt of the Proxy Statement and appoints Ann L. Warner, H. Thomas McMeekin and C. Suzanne Womack and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held Friday, May 19, 1995, and to vote all the Fund's variable term preferred stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

     This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2, and in their discretion, the Proxies may vote upon any other business that properly comes before the meeting.

     If your address differs from that appearing hereon, please advise The
First National Bank of Boston, Investor Relations, Mail Stop: 45-02-09, P.O. Box 644, Boston, MA 02102, of your correct address.


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.


                                                                | SEE REVERSE |
                                                                |    SIDE     |



[X] Please mark votes as in this example.

1. ELECTION OF DIRECTORS.
   Nominees: R. Burridge, A. Cepeda, R. Deshaies, C. Freund,
   T. Mathers, T. McMeekin, D. Toll, A. Warner, F. Young

       FOR       WITHHELD
       ALL       FROM ALL
     NOMINEES    NOMINEES
       [_]         [_]

[_]
- --------------------------------------------------------------------------------
For all nominees except as noted above

The Board of Directors recommends a vote FOR the following proposal:

2. RATIFICATION OF THE          FOR        AGAINST        ABSTAIN
   SELECTION OF AUDITORS.       [_]          [_]            [_]

             MARK HERE               MARK HERE
             FOR ADDRESS             IF YOU PLAN
             CHANGE AND              TO ATTEND
             NOTE AT LEFT  [_]       THE MEETING  [_]

IMPORTANT: Please sign exactly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.

- --------------------------------------------------------------------------------
Signature:                                                      Date


- --------------------------------------------------------------------------------
Signature:                                                      Date